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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: June 12, 2000


                               SIONIX CORPORATION
             (Exact name of registrant as specified in its charter)



            Utah                       2-95626-D                  87-0428526
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


                          9272 Jeronimo Road, Suite 108
                            Irvine, California 92618
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (949) 454-9283



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         In June 2000 the Registrant engaged Cacciamatta Accountancy Corporation as the Company's independent accountants to report on the Company's balance sheet as of September 30, 2000, and the related combined statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Cacciamatta Accountancy Corporation was approved by the Registrant's Board of Directors.

         The Registrant dismissed HJ & Associates, L.L.C. (formerly Jones, Jensen & Company) as its auditors. The firm had served as the Registrant's independent accountants for each of the past two fiscal years. None of such accountant's reports on the Registrant's financial statements for either of the past two years contained an adverse opinion or disclaimer of opinion, nor were the opinions modified as to uncertainty, audit scope or accounting principles, nor were there any events of the type requiring disclosure under Item 304(a)(1)(v) of Regulation S-K under the Securities Act. There were no disagreements with HJ & Associates, L.L.C., resolved or unresolved, on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which, if not resolved to HJ & Associates, L.L.C.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

          The Registrant has requested HJ & Associates, L.L.C. to review the disclosure contained herein and has provided HJ & Associates, L.L.C. the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of HJ & Associates, L.L.C.'s views or the respects in which HJ & Associates, L.L.C. does not agree with the statements contained herein. HJ & Associates, L.L.C. has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of
Item 304(a)(3) of Regulation S-K. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 16.1              Letter From HJ & Associates, L.L.C.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Sionix Corporation

                                       By: /s/ James J. Houtz
                                           -------------------------------------
                                               James J. Houtz, President

Date: June 20, 2000


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